Exhibit 10.8

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 1, 2023 (the “Amendment Date”), by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined herein) from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”) and KALA PHARMACEUTICALS, INC., a Delaware corporation with an office located at 1167 Massachusetts Avenue, Arlington, MA 02476 (“Kala”) and COMBANGIO, INC., a Delaware corporation with office located at 1167 Massachusetts Avenue, Arlington, MA 02476 (“Combangio,” and, together with Kala, individually and collectively, jointly and severally, “Borrower”).

WHEREAS, Collateral Agent, Borrower and Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of May 4, 2021 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;

WHEREAS, as required by Section 7.2 of the Loan Agreement, Kala provided notice to Collateral Agent and Lenders on April 10, 2023 of its intent to change its name to “KALA BIO, Inc.,” (the “Name Change”) on or around August 2, 2023 (the date of effectiveness of the Name Change, the “Name Change Effective Date”);

WHEREAS, the Borrower Lenders and Collateral Agent desire to make certain changes to the benchmark interest rate applicable to the Term Loans in connection with the upcoming cessation of the U.S. Dollar LIBOR rate;

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement in connection with the Name Change and the upcoming cessation of the U.S. Dollar LIBOR rate, as provided herein and subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.Borrower hereby authorizes Collateral Agent, on or anytime after the Name Change Effective Date, to file one or more amendments to the existing financing statements securing Collateral Agent’s Lien in the Collateral and to take any other action required to continue perfection of Collateral Agent’s security interest in the Collateral and to reflect the Name Change.

3.The Loan Agreement is hereby amended, effective as of the Name Change Effective Date, such that the text “Kala Pharmaceuticals, Inc.” in all instances is hereby replaced by “Kala Bio, Inc.”  All other applicable Loan Documents are also hereby amended such that the text “Kala Pharmaceuticals, Inc.” in all instances therein is hereby replaced by “Kala Bio, Inc.” where the context so requires.

4.Section 13.1 of the Loan Agreement is hereby amended to add the following definition thereto in alphabetical order:

“Fourth Amendment” is that certain Fourth Amendment to this Agreement, entered into by and among Borrower, Collateral Agent and Lenders, on August 1, 2023.

5.Section 13.1 of the Loan Agreement is hereby amended, effective as of July 1, 2023, to amend and restate the following definition therein as follows:

“Basic Rate” is with respect to each Term Loan, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (a) 8.00% and (b) the sum of (i) the 1-Month CME Term SOFR on the last Business Day of the month that immediately precedes the month in which the interest will accrue, (ii) 0.10% and (iii) 7.89%.  Notwithstanding the foregoing, (i) in no event shall the Basic Rate for any Term Loan be less than 8.00% and (ii) upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and with reference to the margin above such interest rate in this definition, amend this Agreement to replace the Benchmark with a replacement interest rate and replacement margin above such interest rate that results in a substantially similar interest rate floor and total rate in effect immediately prior to the effectiveness of such replacement interest rate and replacement margin, and any such amendment shall become effective at 5:00 p.m. Eastern time on the third Business Day after Collateral Agent has notified Borrower of such amendment.  Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party.

6.Section 13.1 of the Loan Agreement is hereby amended, effective as of July 1, 2023, to add the following definitions therein in alphabetical order:

“1-Month CME Term SOFR” is the 1-month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website.

“Benchmark” is, initially, the 1-Month CME Term SOFR; provided, that if a Benchmark Transition Event has occurred with respect to the 1-Month CME Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable replacement rate that has replaced the immediately preceding benchmark rate pursuant to the defined term “Basic Rate”.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)a public statement or publication of information by or on behalf of the administrator for such Benchmark announcing that such Person has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(b)a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator for such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; or

(c)a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark announcing that such Benchmark is no longer representative or in compliance with the International Organization of Securities Commissions Principles for Financial Benchmarks.

“CME Term SOFR Administrator” is CME Group Benchmark Administration Limited, as administrator of the forward-looking term SOFR, or any successor administrator.

“CME Term SOFR Administrator’s Website” is the website of the CME Group Benchmark Administrator at http://www.cmegroup.com, or any successor source.

7.Section 13.1 of the Loan Agreement is hereby amended, effective as of the Name Change Effective Date, by adding the following definitions thereto in alphabetical order:

“Kala IP Agreement” means that certain Intellectual Property Security Agreement entered into by and between Kala and Collateral Agent dated as of the Effective Date, as such may be amended, supplemented or otherwise modified from time to time.

“New Borrower IP Agreement” means that certain Intellectual Property Security Agreement entered into by and between New Borrower and Collateral Agent dated as of November 15, 2021, as such may be amended, supplemented or otherwise modified from time to time.

8.Section 13.1 of the Loan Agreement is amended, effective as of the Name Change Effective Date, by amending and restating the definition of “IP Agreement” therein as follows:

“IP Agreements” means (i) the Kala IP Agreement and (ii) the New Borrower IP Agreement.

9.The amendments set forth in Sections 3 through 8 above are limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lenders may now have or may have in the future under or in connection with any Loan Document, as amended hereby.  This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

10.Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

11.Borrower hereby covenants to promptly, upon any of the Lenders’ or Collateral Agent’s request, enter into such amendments to the Loan Documents (and use commercially reasonable efforts to cause other applicable third parties to enter into such amendments) as may be reasonably necessary to reflect the Name Change or for the continuation of Borrower’s security interest in the Collateral and the perfection of such security interest.

12.To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.As of the Amendment Date, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

b.Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.The organizational documents of Borrower last delivered to Collateral Agent on or before the Amendment Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect, provided that it is understood and agreed that  the Kala’s Certificate of Incorporation is being amended and its Bylaws are being amended and restated on or around the Name Change Effective Date to effect the Name Change and that such amendments and amendments and restatements, as applicable, shall be delivered to Collateral Agent pursuant to Section 13(c) of this Amendment;

d.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

e.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

f.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

g.This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

13.	Borrower hereby covenants to the following:

a.On or before that date that is 90 (or such longer period as the Collateral Agent may allow in its sole discretion) days after the Name Change Effective Date, Borrower shall deliver evidence satisfactory to Collateral Agent showing that the Name Change has been reflected with respect to all Intellectual Property owned by Kala.

b.Promptly after complying with the covenant in clause (a) above and upon the request of Collateral Agent, Borrower shall enter into an amendment to the Kala IP Agreement with Collateral Agent to reflect the Name Change.

c.Borrower shall promptly after the availability thereof deliver the amendment to Kala’s Certificate of Incorporation (as certified by the Secretary of State for Delaware) and the amendment and restatement of Kala’s Bylaws, in each case effecting the Name Change.

d.On or before the date that is 30 days (or such longer period as the Collateral Agent may allow in its sole discretion) after the Name Change Effective Date, Borrower shall deliver to Collateral Agent fully executed Control Agreements with respect to all of Borrower’s Collateral Accounts as required pursuant to Section 6.6 of the Loan Agreement reflecting the Name Change.

e.Promptly after receiving an invoice from Collateral Agent, Borrower shall pay all Lenders’ Expenses incurred through the Amendment Date, which may be debited (or ACH’d) from any of Borrower’s accounts.

14.Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof through the date hereof.  Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

15.This Amendment shall be deemed effective as of the Amendment Date upon the due execution hereof by each party hereto and delivery hereof to the other party.

16.This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

17.This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment under the Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

KALA PHARMACEUTICALS, INC.

By	/s/ Mary Reumuth
Name: Mary Reumuth
Title: CFO

BORROWER:

COMBANGIO, INC.

By	/s/ Mary Reumuth
Name: Mary Reumuth
Title: Treasurer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By
Name:
Title:

LENDER:

OXFORD FINANCE FUNDING IX, LLC

By
Name:
Title:

[Signature page continues]

BORROWER:

KALA PHARMACEUTICALS, INC.

By
Name:
Title:

BORROWER:

COMBANGIO, INC.

By
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

LENDER:

OXFORD FINANCE FUNDING IX, LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Secretary

LENDER:

OXFORD FINANCE FUNDING XII, LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Secretary

LENDER:

OXFORD FINANCE FUNDING 1, LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Secretary

LENDER:

OXFORD FINANCE FUNDING III, LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Secretary

LENDER:

OXFORD FINANCE FUNDING 2020-1, LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Secretary

LENDER:

OXFORD FINANCE FUNDING XIII, LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Secretary

LENDER:

OXFORD FINANCE FUNDING 2022-1, LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Secretary